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                                                                    Exhibit 10.9

                                  {Letterhead]


                        AGREEMENT FOR CONSULTANT SERVICES

                 Made in duplicate this **** day of *****, 1998

                                     between

                                   **CLIENT**
                    (hereinafter referred to as the "Client")

                                       and

                                IT STAFFING LTD.
                   (hereinafter referred to as the "Supplier")

IN CONSIDERATION of the mutual covenants hereinafter contained, the Client and Supplier agree as follows subject to the acceptance of both parties as evidenced by signatures of their duly authorized Officers.

1. SERVICING Supplier agrees to provide the Client the services of **CONTRACTOR** (hereinafter referred to as the "Consultant") subject to the terms and conditions set forth in this Agreement.

WORK SITE:
START DATE:
END DATE:
FEE FOR SERVICES:

2. PAYMENT TERMS
The Consultant will complete and submit to the Client's appropriate representative, time sheets weekly. Invoices for services will be prepared every two weeks by the Supplier and will be accompanied by copies of the approved weekly time sheets. Invoices are payable by the Client upon receipt thereof.

3. TAX LIABILITY
Supplier and Consultant hereby agree that they will be jointly and severally liable to reimburse the Client for any income tax liabilities, penalties, fines or legal expenses incurred by the Client with respect to withholding tax in connection with the employment of the Consultant by the Supplier.

4. QUALIFICATIONS OF CONSULTANTS
Supplier represents that the Consultants have the technical qualifications and capabilities required by the Client.

5. REPORTING
The Consultant will work under the general management and guidance of **MANAGER**. Any information required for the carrying out of his/her duties should be obtained from ****** or his/her designate. Any time off under this Agreement must be pre-authorized by ***** or his/her designate.

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6. TRAVEL AND LIVING EXPENSES
The Client will reimburse Supplier pre-approved travel and related out-of-pocket expenses. This reimbursement will not, in any case, exceed travel expenses and allowances permitted to the Client's employees traveling in accordance with the Client's travel policies as amended. All travel and out-of-pocket expenses for which Supplier seeks reimbursement, shall be submitted to the Client on vouchers, copies of which shall accompany the invoices.

7. STANDARDS
The Consultant will adhere to all of the Client's standards and procedures for systems development, progress reporting, safety and personnel matters. The Consultant will also adhere to such other standards and procedures as may be defined by the Client for specific projects. Noncompliance may give rise to the Client's right to terminate.

8. CONFIDENTIALITY
Supplier agrees that all information, records or materials in any form related to the Client, its affiliates or associated Companies, their products, insureds, clients and shareholders acquired by Suppliers, its employees, Officers and Agents are confidential, and Supplier shall not, before or after the termination of this Agreement, disclose any such confidential information to any person, firm or organization without the prior written consent of the Client. Supplier shall indemnify and hold the Client harmless from any loss, claim or damage arising from a breach of Supplier's obligations in this paragraph. In no event shall Supplier be responsible for special, indirect or consequential losses or damages arising from such a breach.

9. TERMINATION OF SERVICES This Agreement may be terminated as follows:
(a) by either party immediately upon issuance of written notice to the other party in the event of breach of any term of this Agreement;

(b) by the Client for any reason by giving Supplier at least 14 days written notice.
(c)      by the Client without notice in any one of the following circumstances:
         (i)      The Consultant's performance is unsatisfactory;
         (ii)     The Consultant is not legally entitled to work; or
         (iii) The Consultant poses a threat to the Client's environment by reason of Consultant's history of sabotage, malicious damage or any other act which could harm the Client's materials, property and staff.
(d) by Supplier without notice in the event of the death, resignation, unforeseen accident to or illness of the Consultant.

In the event of termination and regardless of any dispute which may exist between the Client and Supplier, all the Client's materials, property and work in the possession of Supplier and its employees or agents shall be delivered to the Client. In the event of termination due to (c) or (d) above, or at the mutual agreement of Supplier and the Client, Supplier will provide a replacement satisfactory to the Client, if the Client so wishes.

10. OWNERSHIP
The products of this Agreement, including all software developed by Supplier and documentation relating thereto, shall be the sole and exclusive property of the Client, free from any claim or retention of rights thereto by Supplier. For greater certainty it is agreed that the Client's property rights to the products of this Agreement shall include all copyrights, patents or trade secrets in any of the work performed as a result of this Agreement. Supplier further agrees to sign all assignments and other papers necessary to vest the entire rights, title and interest in such products, at the Client's request, and to do all lawful acts and sign all assignments and other papers the Client may reasonably request relating to applications for trade marks, patents and copyrights, both Canadian and foreign, and the providing of protection of the Client's property interest in any said products.

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11. DAMAGE TO THE CLIENT'S PROPERTY
Supplier shall be solely responsible for and shall hold the Client free and harmless from any and all losses, damages, claims, demands, expenses or costs, excepting those of a consequential or indirect nature, arising out of or connected with injuries or damages occasioned by the negligence of Supplier, its employees, servants, agents, contractors or other persons while on the premises for the purpose of carrying out the terms of this Agreement.

12. CHANGES TO AGREEMENT
This Agreement may be changed by mutual agreement at any time prior to completion. Such changes may be requested by either party and must be confirmed in writing.

13. ENTIRE AGREEMENT
This Agreement, contains the entire agreement between Supplier and the Client with respect to the subject matter thereof as of its date and supersedes all prior agreements, negotiations, representations and proposals, written and oral, relating to its subject matter.

14. ASSIGNMENT
This Agreement cannot be assigned by either party in any way except with the written consent of the other party.

15. RELATIONSHIP OF PARTIES
It is expressly understood and agreed that the personnel furnished by Supplier under this Agreement shall be and shall remain employees or agents of Supplier. Under no circumstances are such employees to be considered employees or agents of the Client. The Supplier and its employees or agents shall be in an Independent Contractor relationship to the Client at all times.

16. SOLICITATION FOR EMPLOYMENT
The Client agrees that within the duration of this Agreement and for a period of six months thereafter, it will not employ directly or indirectly sub-contract any of the employees of the Supplier without obtaining the Supplier's prior written consent. The Supplier agrees that within the duration of this Agreement and for a period of six months thereafter, it will not employ or directly or indirectly sub-contract any of the employees of the Client without obtaining the Client's prior written consent.

17. PATENT & COPYRIGHT INFRINGEMENT
Supplier will defend or settle, at its own expense, any suit or proceeding brought against the Client so far as based upon a claim that any product or any part thereof furnished or developed by Supplier, or use thereof, constitutes an infringement of any patent copyright, trade secret or trade mark. If notified promptly in writing and given authority, information and assistance for the defense or settlement of the same by the Client.

18. EXTENSION
This Agreement may be extended by mutual agreement of the Client and the Supplier upon two (2) weeks written notice. The provisions of this Agreement shall apply to all extensions.

19. SURVIVAL
The provisions of the paragraphs entitled "Patent & Copyright Infringement", "Confidentiality", "Tax Liability", "Ownership" and "Solicitation for Employment" shall survive termination of this Agreement.

20. SEVERABILITY
In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable.

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21. NOTICES
Any notice provided hereunder shall be in writing and delivered or sent by registered or certified mail, postage pre-paid, addressed to the party for which it is intended at the address set forth below or to such other address as either party shall from time to time indicate in writing . Said notice if mailed shall be deemed to be effective upon receipt or three days from date of mailing, whichever occurs first.

                                IT Staffing Ltd.
            55 University Avenue, Suite 505, Toronto, Ontario M5J 2H7

22. GOVERNING LAW
This Agreement is made under and shall be governed by the law of the Province of Ontario.

SUPPLIER:         IT STAFFING LTD.                  CLIENT:

PER:                                                PER:

TITLE:                                              TITLE:

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SIGNATURE                                           SIGNATURE

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DATE                                                DATE